Exhibit 10.1(c)

AMENDMENT NO. 2 AND AGREEMENT dated as of March 6, 2005 (this “Amendment”), with respect to the Amended and Restated Credit Agreement dated as of February 9, 2005 as amended by Amendment No. 1 and Agreement dated as of December 22, 2005 (the “Credit Agreement”), among Atlantic Broadband Finance, LLC, a Delaware limited liability company (the “Borrower”), Atlantic Broadband Holdings I, LLC (“Holdings”), the Subsidiary Guarantors listed on the signature pages thereto, the several lenders from time to time party thereto, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as Sole Lead Arranger and Book Runner (in such capacity, the “Arranger”), Merrill Lynch, Pierce, Fenner & Smith Incorporated as Syndication Agent and Société Générale as Administrative Agent.

A. The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

B. The Required Lenders are willing so to amend such provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

SECTION 1. Amendments to subsection 1.1. The definition of “Adjusted Capital Expenditures” is hereby amended by deleting it in its entirety and substituting the following therefor:

“Adjusted Capital Expenditures”: with respect to any Person, for any four consecutive quarter period, the aggregate amount of Capital Expenditures made by such Person as adjusted such that for the purposes of this definition, the aggregate amount of Capital Expenditures made by such Person in respect of equipment located (or intended to be located once put to use) on the premises of a customer of Borrower or any of its Qualified Subsidiaries shall be no more than $15,000,000 for such period; provided that one-time Capital Expenditures made by such Person in respect of (a) implementing digital voice, video-on-demand and wireless fidelity products and services and (b) integrating and upgrading systems acquired through the Harron, Milestone, Flood City, Detwiler, Limestone or Shaner Acquisitions, in each case shall be excluded for purposes of this definition; provided further that the amount of Capital Expenditures excluded pursuant to clause (b) of the first proviso of this definition shall not exceed $6,000,000 in the aggregate.” SECTION 2. Amendment to subsection 4.4. The second paragraph of subsection 4.4 is hereby amended by deleting it in its entirety and substituting the following therefor:

“All voluntary prepayments of Tranche B-1 Term Loans effected on or prior to March 6, 2007 with the proceeds of a substantially concurrent issuance or incurrence of new term loans or loans under a new revolving credit facility (excluding a refinancing of all Loans outstanding under this Agreement in connection with another transaction not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction)), shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayments if the Applicable Margin (or similar interest rate spread) applicable to such new term loans is or, upon the satisfaction of certain conditions, could be less than the Applicable Margin applicable to the Tranche B-1 Term Loans, as of March 6, 2006.”

SECTION 3. Amendment to Subsection 8.7. The relevant portion of the table set forth in Subsection 8.7 is hereby amended and restated in its entirety as follows:

Fiscal Year or Period	Base Amount
Closing Date - December 31, 2004	$33,000,000
2005	$36,000,000
2006	$44,000,000
2007	$37,000,000
2008 - Tranche B-1 Maturity Date	$36,000,000

SECTION 4. Amendment to subsection 8.9. Clauses (A), (B), (C) and (D) of subsection 8.9 are hereby amended and restated in their entirety as follows:

(A) Total Leverage Ratio. At any time during any period set forth below, permit the Total Leverage Ratio to be greater than the ratio set forth below opposite such period:

Period	Ratio
Closing Date to December 31, 2004	7.90
January 1, 2005 to March 31, 2005	7.80
April 1, 2005 to June 30, 2005	7.70
July 1, 2005 to September 30, 2005	7.40
October 1, 2005 to December 31, 2006	7.00
January 1, 2007 to March 31, 2007	6.75
April 1, 2007 to June 30, 2007	6.50
July 1, 2007 to September 30, 2007	6.25
October 1, 2007 to December 31, 2007	6.00
January 1, 2008 to March 31, 2008	5.75
April 1, 2008 to June 30, 2008	5.50
July 1, 2008 to September 30, 2008	5.25
October 1, 2008 to December 31, 2008	5.00
January 1, 2009 to March 31, 2009	4.75
April 1, 2009 to Tranche B-1 Maturity Date	4.50

(B) Senior Leverage Ratio. At any time during any period set forth below, permit the Senior Leverage Ratio to be greater than the ratio set forth below opposite such period:

Period	Ratio
Closing Date to December 31, 2004	5.60
January 1, 2005 to March 31, 2005	5.45
April 1, 2005 to June 30, 2005	5.30
July 1, 2005 to September 30, 2005	5.15
October 1, 2005 to December 31, 2006	5.00
January 1, 2007 to March 31, 2007	4.75
April 1, 2007 to June 30, 2007	4.50
July 1, 2007 to September 30, 2007	4.25
October 1, 2007 to December 31, 2007	4.00
January 1, 2008 to June 30, 2008	3.75
July 1, 2008 to September 30, 2008	3.50
October 1, 2008 to December 31, 2008	3.25
January 1, 2009 to June 30, 2009	3.00
July 1, 2009 to September 30, 2009	2.75
October 1, 2009 to Tranche B-1 Maturity Date	2.50

(C) Interest Coverage. For any two consecutive fiscal quarters ending on the dates or during any period set forth below (as applicable), permit the Consolidated Interest Coverage Ratio to be less than the ratio set forth below opposite such period:

Period	Ratio
June 30, 2004 to September 30, 2004	1.50
October 1, 2004 to September 30, 2005	1.60
October 1, 2005 to June 30, 2007	1.75
July 1, 2007 to June 30, 2008	2.00
July 1, 2008 to December 31, 2008	2.25
January 1, 2009 to June 30, 2009	2.50
July 1, 2009 to Tranche B-1 Maturity Date	2.75

(D) Fixed Charge Coverage Ratio. For any two consecutive fiscal quarters ending on the dates or during any period set forth below (as applicable), permit the Consolidated Fixed Charge Coverage Ratio to be less than the ratio set forth below opposite such period:

Period	Ratio
December 31, 2005 to September 30, 2007	1.00
October 1, 2007 to March 31, 2008	1.05
April 1, 2008 to September 30, 2008	1.10
October 1, 2008 to March 31, 2009	1.20
April 1, 2009 to June 30, 2009	1.25
July 1, 2009 to September 30, 2009	1.30
October 1, 2009 to Tranche B-1 Maturity Date	1.35

SECTION 5. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

A. This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms;

B. After giving effect to this Amendment, the representations and warranties set forth in Section 5 of the Credit Agreement or which are contained in any other Credit Document are true and correct on and as of the date hereof (with the same effect as if made on and as of the date hereof) except to the extent such representations and warranties expressly relate to an earlier date; and

C. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6. Amendment Fee. In consideration of the agreements of the Required Lenders contained in this Agreement, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 12:00 noon, New York City time, on March 6, 2006, an amendment fee (the “Amendment Fee”) equal to 12.5 basis points (i.e. 0.125%) on the aggregate amount of the Revolving Credit Commitment and outstanding Term Loans of such Lender.

SECTION 7. Conditions to Effectiveness. This Amendment shall become effective as of March 6, 2006, when (a) the Arranger shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of each of the Credit Parties and the Required Lenders and (ii) the Amendment Fee, (b) the representations and warranties set forth in Section 5 hereof are true and correct and (c) all other fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto or to the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Arranger, shall have been paid or reimbursed, as applicable.

SECTION 8. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement in any Credit Document shall mean the Credit Agreement as modified hereby. This Amendment shall be a Credit Document for all purposes.

SECTION 9. Applicable Law. This Amendment shall be governed by, and be construed in accordance with, the laws of the State of New York.

SECTION 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or Adobe “pdf” file shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 11. Expenses. The Borrower agrees to reimburse the Arranger for its out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Arranger.

SECTION 12. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ATLANTIC BROADBAND FINANCE, LLC

By:
Name:	Patrick Bratton
Title:	Chief Financial Officer

ATLANTIC BROADBAND HOLDINGS I, LLC

By:
Name:	Patrick Bratton
Title:	Chief Financial Officer

ATLANTIC BROADBAND MANAGEMENT, LLC
ATLANTIC BROADBAND (MIAMI), LLC
ATLANTIC BROADBAND (DELMAR), LLC
ATLANTIC BROADBAND (PENN), LLC
ATLANTIC BROADBAND FINANCE, INC.

By:
Name: Patrick Bratton
Title: Chief Financial Officer

MERRILL LYNCH & CO.,

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED,

As Sole Lead Arranger and Book Runner

By:
Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION

By:
Name:
Title:

SOCIÉTÉ GÉNÉRALE,

Individually and as Administrative Agent

By:
Name:
Title:

Signature Page for Institutions Requiring 1 Signature Only

(Name of Institution)

By:
Title:

Signature Page for Institutions Requiring 2 Signature Only

(Name of Institution)

By:
Title:

By:
Title: